SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 1998

                               SPORTSLINE USA, INC
               -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                    DELAWARE              0-23337          65-0470894
                ---------------        ------------      --------------
                (STATE OR OTHER        (COMMISSION       (IRS EMPLOYER
                JURISDICTION OF        FILE NUMBER)      IDENTIFICATION
                 INCORPORATION)                           NO.)

         SPORTSLINE USA, INC.
           6340 N.W. 5TH WAY
       FORT LAUDERDALE, FLORIDA                          33309
---------------------------------------               ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)               (ZIP CODE)


                                (954) 351-2120
              ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                               Page 1 of 12 Pages
                            Exhibit Index at Page 12

ITEM  2. ACQUISITION AND DISPOSITION OF ASSETS.

      Pursuant to an Agreement and Plan of Merger dated as of January 15, 1998 (the "Merger Agreement") among SportsLine USA, Inc., a Delaware corporation ("SportsLine"), GolfWeb.Com, Inc., a Delaware corporation and a wholly-owned subsidiary of SportsLine ("Merger Sub"), and GolfWeb, a California corporation ("GolfWeb"), on January 29, 1998 (the "Effective Date"), Merger Sub merged with and into GolfWeb and GolfWeb became a wholly owned subsidiary of SportsLine (the "Merger"). As a result, SportsLine acquired all of the outstanding capital stock of GolfWeb.

      In consideration for all of the capital stock of GolfWeb outstanding on the Effective Date, SportsLine will issue an aggregate of 860,345 shares of SportsLine Common Stock (including 12,541 shares subject to GolfWeb stock options that were vested on the Effective Date and 3,314 shares subject to GolfWeb warrants that were exercisable on the Effective Date). Each holder of GolfWeb Stock who would otherwise be entitled to receive a fractional share of SportsLine Common Stock (after taking into account all of a holder's certificates representing shares of GolfWeb stock) will be entitled to receive cash, without interest, in lieu thereof. The aggregate amount of such cash payment is expected to be approximately $200. In addition, SportsLine will assume all of the stock options and warrants to purchase capital stock of GolfWeb outstanding on the Effective Date, which may be converted into options and warrants to purchase an aggregate of 53,292 shares (consisting of 12,541 shares subject to vested stock options and 40,751 shares subject to unvested stock options) and 3,314 shares of SportsLine Common Stock, respectively. The terms on which the outstanding capital stock of GolfWeb and the outstanding stock options and warrants of GolfWeb will be converted into SportsLine Common Stock and options and warrants to purchase SportsLine Common Stock are set forth in the Merger Agreement. The Company intends to account for this transaction using the pooling-of-interests method of accounting.

      The purchase price, as well as the other terms and conditions of the Merger Agreement, were determined as a result of arm's-length negotiations among representatives of the parties to the Merger Agreement.

      The foregoing summary of the Merger is qualified in its entirety by reference to the text of the Merger Agreement and Amendment No. 1 to the Merger Agreement and SportsLine's Press Releases dated January 15, 1998 and January 30, 1998, which are attached hereto as Exhibit 2.1, 2.2 and 99.1, respectively, and are incorporated herein by reference.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  Financial Statements of businesses acquired

           The financial statements of GolfWeb required by Rule 3-05(b) of Regulation S-X are included as Exhibit 99.2.

      (b)  Pro forma financial information

           The following unaudited pro forma consolidated condensed financial information is furnished in accordance with Article 11 of Regulation S-X:

              Introduction to unaudited pro forma information (page 4);

              Unaudited pro forma balance sheet as of September 30, 1997 (page
              5); and

              Unaudited pro forma statements of operations for the nine months ended September 30, 1997 (page 7) and for the years ended December 31, 1995 and 1996 (page 8 and 9).

      (c)  Exhibits

           The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

              2.1 Agreement and Plan of Merger dated as of January 15, 1998, among SportsLine, Merger Sub and GolfWeb (excluding Exhibits thereto)

              2.2 Amendment No. 1 to the Merger Agreement dated of January 29, 1998, among SportsLine, Merger Sub and GolfWeb

              99.1 Press Releases of SportsLine dated January 15, 1998 and January 30, 1998.

              99.2 Audited Financial Statements of GolfWeb for the period from Inception through December 31, 1995 and for the year ended December 31, 1996.

              99.3 Unaudited Financial Statement of GolfWeb for the nine months ended September 30, 1997.

                              SPORTSLINE USA, INC.

                 INTRODUCTION TO UNAUDITED PRO FORMA INFORMATION

The following Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997 and the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 1997 and the years ended December 31, 1996 and 1995 reflect adjustments to the historical financial statements of SportsLine USA, Inc. ("SportsLine") and GolfWeb to give effect to the consummation of the Agreement and Plan of Merger dated January 15, 1998 as if such transaction had been consummated at the beginning of the periods presented.

In consideration for all of the capital stock of GolfWeb outstanding on the Effective Date, SportsLine will issue an aggregate of 860,345 shares of SportsLine Common Stock (including 12,541 shares subject to GolfWeb stock options that were vested on the Effective Date and 3,314 shares subject to GolfWeb warrants that were exercisable on the Effective Date). In addition, SportsLine will assume all of the stock options and warrants to purchase capital stock of GolfWeb outstanding on the Effective Date, which may be converted into options and warrants to purchase an aggregate of 53,292 shares (consisting of 12,541 shares subject to vested stock options and 40,751 shares subject to unvested stock options) and 3,314 shares of SportsLine Common Stock, respectively. Pro forma weighted average common and common equivalent shares outstanding for the periods presented were determined by applying the exchange ratio, adjusted for certain preferred stock conversions which occurred immediately prior to the Merger, to the weighted average GolfWeb common and preferred shares outstanding for each period. The Company intends to account for this transaction using the pooling-of-interests method of accounting.



                              SPORTSLINE USA, INC.

                        UNAUDITED PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 1997

                                     ASSETS

                                                                                   PRO FORMA      PRO FORMA
                                                   SPORTSLINE       GOLFWEB       ADJUSTMENTS     COMBINED
                                                   ----------     ----------      -----------    ----------
CURRENT ASSETS:
   Cash and cash equivalents                        $8,114,722     $1,420,808      $    -         $9,535,530
   Deferred advertising and content costs            2,445,433        891,666           -          3,337,099
   Accounts receivable                               1,507,907        197,457           -          1,705,364
   Prepaid expenses and other current assets         2,186,610         85,016           -          2,271,626
                                                    ----------     ----------      ----------     ----------
            Total current assets                    14,254,672      2,594,947           -         16,849,619

RESTRICTED CERTIFICATES OF DEPOSIT                     138,601          -               -            138,601

PROPERTY AND EQUIPMENT                               3,213,787        827,553           -          4,041,340

OTHER ASSETS                                         1,153,570         51,976           -          1,205,546
                                                    ----------     ----------      ----------     ----------
                                                   $18,760,630     $3,474,476      $    -        $22,235,106
                                                   ===========     ==========      ==========    ===========


                                                (Continued)



                              SPORTSLINE USA, INC.

                        UNAUDITED PRO FORMA BALANCE SHEET

                               SEPTEMBER 30, 1997

                                   (Continued)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                      PRO FORMA        PRO FORMA
                                                      SPORTSLINE       GOLFWEB       ADJUSTMENTS       COMBINED
                                                      ----------       -------       -----------       --------
CURRENT LIABILITIES:
   Accounts payable                                    $1,024,058     $  175,467     $    -            $1,199,525
   Accrued liabilities                                  2,103,692        415,659          -             2,519,351
   Current portion of long-term borrowings                224,522        126,188          -               350,710
   Current portion of capital lease obligations           305,896        163,469          -               469,365
   Deferred revenue                                     1,317,727        148,557          -             1,466,284
                                                       ----------     ----------     ----------        ----------
            Total current liabilities                   4,975,895      1,029,340          -             6,005,235

LONG-TERM BORROWINGS, net of current maturities           112,261        256,706          -               368,967
CAPITAL LEASE OBLIGATIONS, net of current maturities      278,149        108,134          -               386,283
                                                       ----------     ----------     ----------        ----------
            Total liabilities                           5,366,305      1,394,180          -             6,760,485
                                                       ----------     ----------     ----------        ----------

SHAREHOLDERS' EQUITY:
   Series A convertible preferred stock                    30,000      1,627,930     (1,627,930)(a)        30,000
   Series B convertible preferred stock                    61,628      3,521,600     (3,521,600)(a)        61,628
   Series C convertible preferred stock                    53,333      5,993,795     (5,993,795)(a)        53,333
   Common stock                                            43,341         25,181        (16,736)(a)(b)     51,786
   Additional paid-in capital                          50,785,249         20,100     11,160,061 (b)    61,965,410
   Accumulated deficit                                (37,579,226)    (9,108,310)         -           (46,687,536)
                                                       -----------    ----------     ----------        -----------
            Total shareholders' equity                 13,394,325      2,080,296          -            15,474,621
                                                       ----------     ----------     ----------        ----------
                                                      $18,760,630     $3,474,476     $    -           $22,235,106
                                                       ===========    ==========     ==========        ===========


                              SPORTSLINE USA, INC.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                     PRO FORMA          PRO FORMA
                                                      SPORTSLINE       GOLFWEB       ADJUSTMENTS        COMBINED
                                                      -----------     ----------      ----------       -----------
REVENUE                                               $ 5,867,071     $1,230,893      $  -             $ 7,097,964
COST OF REVENUE                                         4,858,100      2,143,405         -               7,001,505
                                                      -----------     ----------      ---------        -----------
GROSS MARGIN (DEFICIT)                                  1,008,971       (912,512)        -                  96,459
                                                      -----------     ----------      ---------        -----------

OPERATING EXPENSES:
   Product development                                    940,538      1,041,517          -              1,982,055
   Sales and marketing                                  6,956,053      2,437,090          -              9,393,143
   General and administrative                           5,163,511        424,419          -              5,587,930
   Depreciation and amortization                        7,435,908        282,453          -              7,718,361
                                                      -----------     ----------      ---------        -----------
            Total operating expenses                   20,496,010      4,185,479          -             24,681,489
                                                      -----------     ----------      ---------        -----------

LOSS FROM OPERATIONS                                  (19,487,039)    (5,097,991)         -            (24,585,030)
INTEREST EXPENSE                                          (51,206)       (57,845)         -               (109,051)
INTEREST AND OTHER INCOME                                 548,107         73,329          -                621,436
                                                      -----------     ----------      ---------        -----------
            Net loss                                 $(18,990,138)   $(5,082,507)    $   -            $(24,072,645)
                                                      ============    ===========     =========        ============

            Net loss per share                        $     (1.92)                                    $      (2.30)
                                                      ============                                     ============

Weighted average common and common equivalent
   shares outstanding                                   9,867,677                       586,397 (c)     10,454,074
                                                      ===========                     =========        ===========



                              SPORTSLINE USA, INC.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                                                                                       PRO FORMA        PRO FORMA
                                                      SPORTSLINE       GOLFWEB        ADJUSTMENTS       COMBINED
                                                      -----------     ----------      -----------      -----------
REVENUE                                               $ 2,436,690     $  621,726      $   -            $ 3,058,416
COST OF REVENUE                                         3,395,291        837,571          -              4,232,862
                                                      -----------     ----------      ---------        -----------
GROSS MARGIN (DEFICIT)                                   (958,601)      (215,845)         -             (1,174,446)
                                                      -----------     ----------      ---------        -----------

OPERATING EXPENSES:
   Product development                                    939,463        505,013          -              1,444,476
   Sales and marketing                                  5,568,550      1,546,656          -              7,115,206
   General and administrative                           4,794,118        849,918          -              5,644,036
   Depreciation and amortization                          823,653        169,727          -                993,380
                                                      -----------     ----------      ---------        -----------
            Total operating expenses                   12,125,784      3,071,314          -             15,197,098
                                                      -----------     ----------      ---------        -----------

LOSS FROM OPERATIONS                                  (13,084,385)    (3,287,159)         -            (16,371,544)
INTEREST EXPENSE                                         (136,309)       (24,961)         -               (161,270)
INTEREST AND OTHER INCOME                                 365,320         64,840          -                430,160
                                                      -----------     ----------      ---------        -----------
            Net loss                                 $(12,855,374)   $(3,247,280)    $   -            $(16,102,654)
                                                      ============    ===========     =========        ============

            Net loss per share                        $     (1.92)                                    $      (2.31)
                                                      ============                                     ============

Weighted average common and common equivalent
   shares outstanding                                   6,681,043                       290,326 (d)      6,971,369
                                                      ===========                     =========        ===========



                              SPORTSLINE USA, INC.

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995

                                                                                       PRO FORMA        PRO FORMA
                                                      SPORTSLINE       GOLFWEB        ADJUSTMENTS       COMBINED
                                                      ----------       ---------      -----------      ----------

REVENUE                                               $    52,097     $   47,738      $  -             $    99,835

COST OF REVENUE                                           756,874         61,142         -                 818,016
                                                      -----------     ----------      ---------        -----------
GROSS MARGIN (DEFICIT)                                   (704,777)       (13,404)        -                (718,181)
                                                      -----------     ----------      ---------        -----------

OPERATING EXPENSES:
   Product development                                    632,659         87,986         -                 720,645
   Sales and marketing                                  1,179,106        276,483         -               1,455,589
   General and administrative                           2,662,269        418,687         -               3,080,956
   Depreciation and amortization                          192,869         13,410         -                 206,279
                                                      -----------     ----------      ---------        -----------
            Total operating expenses                    4,666,903        796,566         -               5,463,469
                                                      -----------     ----------      ---------        -----------

LOSS FROM OPERATIONS                                   (5,371,680)      (809,970)        -              (6,181,650)
INTEREST EXPENSE                                          (50,074)        (1,236)        -                 (51,310)
INTEREST AND OTHER INCOME                                  91,851         32,683         -                 124,534
                                                      -----------     ----------      ---------        -----------
            Net loss                                  $(5,329,903)    $ (778,523)     $  -             $(6,108,426)
                                                      ===========     ==========      =========        ===========

            Net loss per share                        $     (1.42)                                     $     (1.59)
                                                      ============                                     ============

Weighted average common and common equivalent
   shares outstanding                                   3,748,241                        87,736 (e)      3,835,977
                                                      ===========                     =========        ===========

                              SPORTSLINE USA, INC.

                    NOTES TO UNAUDITED PRO FORMA INFORMATION

                          AS OF SEPTEMBER 30, 1997 AND

                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND

                   THE YEARS ENDED DECEMBER 31, 1996 AND 1995

(a) Represents the reclassification of GolfWeb's equity interests which are being exchanged for 860,345 shares of SportsLine common stock.

(b) Represents the issuance of the 860,345 shares of SportsLine common stock to be issued in connection with the terms of the Agreement and Plan of merger.

(c) Represents 586,397 of the 860,345 shares of SportsLine common stock to be issued in connection with the terms of the Agreement and Plan of Merger determined by applying the exchange ratio, adjusted for certain preferred stock conversions which occurred immediately prior to the Merger, to the weighted average equity interests of GolfWeb stock outstanding during the nine months ended September 30, 1997.

(d) Represents 290,326 of the 860,345 shares of SportsLine common stock to be issued in connection with the terms of the Agreement and Plan of Merger determined by applying the exchange ratio, adjusted for certain preferred stock conversions which occurred immediately prior to the Merger, to the weighted average equity interests of GolfWeb stock outstanding during the year ended December 31, 1996.

(e) Represents 87,736 of the 860,345 shares of SportsLine common stock to be issued in connection with the terms of the Agreement and Plan of Merger determined by applying the exchange ratio, adjusted for certain preferred stock conversions which occurred immediately prior to the Merger, to the weighted average equity interests of GolfWeb stock outstanding during the year ended December 31, 1995.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SPORTSLINE USA, INC.

Date:  January 30, 1998        By:/s/ KENNETH W. SANDERS
                                  ----------------------
                                 Kenneth W. Sanders
                                 Chief Financial Officer

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of January 15, 1998, among SportsLine, Merger Sub and GolfWeb (excluding Exhibits thereto)

2.2 Amendment No. 1 to the Merger Agreement dated of January 29, 1998, among SportsLine, Merger Sub and GolfWeb

99.1  Press Release of the Company dated January 15, 1998 and January 30, 1998.

99.2 Audited Financial Statements of GolfWeb for the period from Inception through December 31, 1995 and for the year ended December 31, 1996.

99.3 Unaudited Financial Statement of GolfWeb for the nine months ended September 30, 1997.